UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2008

POWERSECURE INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12014 (Commission File Number)	84-1169358 (I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina (Address of principal executive offices)	27587 (Zip code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On March 31, 2008, PowerSecure International, Inc., a Delaware corporation (the “Company”), and its wholly-owned subsidiary Metretek International, Inc. (f.k.a. Metretek, Incorporated), a Florida corporation (“Metretek Florida”), completed the sale of substantially all of the assets and business of Metretek Florida to Mercury Instruments LLC, an Ohio corporation (“Mercury”), pursuant to an Asset Purchase Agreement (the “Purchase Agreement”), dated as of March 14, 2008, among the Company, Metretek Florida and Mercury. On April 2, 2008, the Company issued a press release announcing that it had completed the foregoing sale. The full text of the press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.
     Under the terms of the Purchase Agreement, Mercury paid a total purchase price for the assets and business of $2,250,000, of which $450,000 was delivered to a one-year escrow to support the indemnity obligations of Metretek Florida. In addition, Metretek Florida retained its cash, accounts receivables and most of its accounts payable and liabilities, other than those liabilities expressly assumed by Mercury in the Purchase Agreement. Mercury assumed most of the customer orders and the facilities lease of Metretek Florida.
     On March 31, 2008, the Company, Metretek Florida and Mercury entered into a First Amendment of Asset Purchase Agreement (the “First Amendment”) clarifying the status of certain accounts and establishing the effectiveness of the closing of the sale as 12:01 a.m. Eastern time, the day following the closing.
     This sale was in furtherance of the action by the Board of Directors in December 2007 to discontinue to the operations of the automated energy data collection and telemetry business of Metretek Florida.
     The foregoing descriptions of the sale and of the Purchase Agreement and the First Amendment are qualified in their entirety by reference to the full text of the Purchase Agreement and the First Amendment, which are Exhibits 10.1 and 10.2 hereto and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	Asset Purchase Agreement, dated as of March 14, 2008, among PowerSecure International, Inc., Metretek, Incorporated and Mercury Instruments LLC (Incorporated by reference to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007).

10.2	First Amendment to Asset Purchase Agreement, dated as of March 31, 2008, among PowerSecure International, Inc., Metretek, Incorporated and Mercury Instruments LLC

99.1	Press Release of PowerSecure International, Inc., issued April 2, 2008, announcing completion of sale of assets and business of Metretek

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Vice President and Chief Financial Officer

Dated: April 2, 2008

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